Fourth Quarter and Full Year 2025

INVESTOR PRESENTATION

Forward Looking Statements

Certain statements made in this presentation contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; risks associated with the Company's rebranding from Golden Matrix Group Inc. to Meridian Holdings Inc. and the associated change of ticker symbol from GMGI to MRDN; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavourably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2025, the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

Business Highlights

Global Reach

Multi-brand iGaming group across 25+ regulated markets

Europe, Africa, Americas and Asia-Pacific — six brands, zero brand overlap, strong synergies

Revenue Growth

$182.9M FY2025 — +21% YoY

Sixth consecutive year of double-digit revenue growth (from $151M in FY 2024)

meridianbet

Premier Brand

MeridianBet: 68% of total group revenues, 70% gross margin

1.2M+ new registered users in FY25 (+72% YoY)

Balance Sheet

Net debt cut 59% YoY — leverage 0.86x

Total debt down 51% · Cash $18.1M · Adj. EBITDA $19.4M FY2025

Proprietary Technology

Proprietary platform — sports betting, casino and B2B content

No platform dependency · Expanse Studios · 1,300+ operator partners

meridian HOLDINGS

New Chapter

FY 2026 the first year under new name and new management

New management · Name and ticker rebrand · Strategic portfolio review underway

Adjusted EBITDA is a non-GAAP measure. See reconciliation in the appendix. FY2025 figures per audited financial statements.

Q4 & Full Year 2025 Overview

Q4 & FY2025 Financial Highlights

Figures in millions except margins and EPS — Q4 2025 and FY2025 vs prior year

Q4 2025 vs Q4 2024

Revenue	Gross Profit	Gross Margin	GAAP Net Loss	Adjusted EBITDA	GAAP EPS
$49.6M	**$28.5M**	**57%**	**$(88.4M)**	**$4.6M**	**$(7.09)**
vs $45.9M	vs $26.8M	vs 58%	vs $(2.1M)	vs $6.5M 9% Margin	vs $(0.20)
+8%	+6%	-94 bps	Non-cash driven	Non-GAAP	Non-cash driven

FY 2025 vs FY 2024

Revenue	Gross Profit	Gross Margin	GAAP Net Loss	Adjusted EBITDA	GAAP EPS
$182.9M	**$103.5M**	**57%**	**$(92.00M)**	**$19.4M**	**$(7.76)**
vs $151.1M	vs $88.6M	vs 59%	vs $(1.4M)	vs $22.2M 11% Margin	vs $ (0.16)
+21%	+6%	-203 bps	Non-cash driven	Non-GAAP	Non-cash driven

Reflects $91.8M in non-cash, non-recurring charge - see the Understanding the GAAP Results slide

Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliation on the Adjusted EBITDA reconciliation slide. Unaudited figures.

Understanding the GAAP Results

Non-cash and non-recurring items

Excluding **$92.9M** of non-recurring items, comprising **$91.8M non-cash** impairment charges and **$1.1M** of cash severance costs, Meridian Holdings generated **$4.6M of Adjusted EBITDA** on record revenue of **$49.6M in Q4 2025**.

Goodwill Impairment	**$63.4M**
Intangible impairment	**$28.4M**
Severance Pay	**$1.1M**

See Appendix for full reconciliation of GAAP Net Loss to Adjusted EBITDA.

Financial Performance

Record Revenue. Quarter After Quarter.

Consistent growth across all four quarters of FY2025


$200
$160
$120
$80
$40
$0
$45.9M
$42.7M
$43.3M
$47.3M
$49.6M
$151.1M
$182.9M
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
FY 2024
FY 2025

FY Revenue Growth

+21%

YOY

Q4 2025 vs Q4 2024

Revenue up **+8% YoY** to **$49.6M** — continued quarter-over-quarter growth

FY 2025 vs FY 2024

Record $182.9M in FY2025 revenue — up **$31.8M (+21%) vs FY2024**

Q4 Revenue Growth

+8%

Gross Profit Growing. Margin Resilient.

Revenue growth translating directly into gross profit — $103.5M in FY2025, up 17% YoY


57%
56%
56%
57%
57%
$24.2M
$24.4M
$26.4M
$28.5M
$103.5M
Q1'25
Q2'25
Q3'25
Q4'25
FY 2025
Gross Profit
Gross Margin

Gross Margin
57%
FY 2025

Q4 2025 vs Q4 2024

Gross profit **+6.4%** YoY to **$28.5M** — Q4 margin **57.5%**, strongest of FY2025

FY 2025 vs FY 2024

$103.5M gross profit — up **$14.9M** (+17%) on stable 57% group margin

Q4 2025 — Peak Quarter

57% Gross Margin

$28.5M gross profit · Strongest margin of FY2025
+$1.7M vs Q4 2024

Debt Cut in Half. Leverage Under Control.

From $71.0M to $34.7M in total debt — fiscal year 2025

CASH ON HAND
$18.1M
DEC 31, 2025

Cash position supports ongoing operations and regulated market investment. Positive operating cash generation throughout FY2025.

NET DEBT
$16.6M
DOWN 59% YOY

Net debt reduced from **$40.9M** to **$16.6M** - a $24.3M reduction driven- by disciplined debt repayment and cash generation.

NET DEBT LEVERAGE
0.86x
ADJ. EBITDA BASIS

Net leverage at **0.86x** Adj. EBITDA — among the lowest in the sector. Total debt reduced 51% YoY from **$71.0M** to **$34.7M.**

AEBITDA
$19.4M
FY2025 · NON-GAAP

Operational earnings power of **$19.4M** on record revenue of $182.9M. Cash-generative business funding its own growth.

Q1 2026 Preliminary Outlook

Preliminary Q1 2026 revenue guidance ~$50M (+17% YoY) · Adjusted EBITDA ~$6.1M (+9% QoQ)


Revenue
17% QoQ
$42.7M
$43.3M
$47.3M
$49.6M
$50M
1Q25A
2Q25A
3Q25A
4Q25A
1Q26F


Adj. AEBITDA
9% QoQ
$5.6M
$3.5M
$5.7M
$4.6M
$6.1M
1Q25A
2Q25A
3Q25A
4Q25A
1Q26F

Q1 2026 Revenue
$50 million
17% QoQ vs 1Q25A ($42.7M)

Q1 2026 Adj. EBITDA
$6.1 million
9% QoQ vs 1Q25A (~$5.6M)

Actuals

Forecast

The Businesses Behind the Numbers

Meridianbet Performance

68% of total revenue

meridianbet

FY Revenue
$124.6M
+17% YoY · vs $106.2M FY2024

FY Gross Margin
70%
$87.6M GP · Highest-margin segment

Group Revenue Share
68%
of MRDN FY2025 · at 70% gross margin

1st Depositors FY
+77.3%
274.3K · vs 154.7K FY2024

Depositors FY
+40.3%
410.5K · vs 292.5K FY2024

Active Users FY
+35.1%
474.3K · vs 351.0K FY2024

	Q4 2025	Q4 2024	YoY
Revenue	$35.2M	$30.5M	+15%
Gross Margin	71%	74%	-294 bps
Registrations	414.8K	254.1K	+63.2%
1st Depositors	132.9K	95.8K	+38.6%
Depositors	278.5K	211.1K	+31.9%
Active Users	340.7K	264.6K	+28.8%

Expanse Studios: Another Record-Breaking Quarter

Results are included in the Meridianbet segment

1,344 operator sites

Scaled from 184 in FY24 · +630% YoY · 644 new sites in Q4 alone

71 proprietary titles

11 new games launched in FY25 · Pay-in +306% Q4 YoY

Players	Revenue	Pay-In	GGR
+211%	+435%	+306%	+322%

Strategic Milestones

FY25 At a Glance

Game titles	71
New in FY25	11
Operator partners	1,344

New B2B Licenses

Romania · Sweden

RGS Certifications FY25

Malta · Romania · Croatia · S. Africa · Bosnia · Brazil · Peru · Serbia · Ontario

Ontario: system certification filed — awaiting regulatory approval.

Proprietary Operator Tools:

Bonus Bet - Proprietary retention mechanic — improves operator ROI on promotional spend.

Jackpots - Advanced proprietary jackpot system giving operators differentiated player engagement tools unavailable through standard content licensing.

RKings: Engagement Scaling, Strategic Repositioning

Ticket volumes and player values surging

R KINGS COMPETITIONS

Performance Summary

- Tickets sold +143% Q4 YoY to 6.7M / +137% FY YoY to 25.2M — platform engagement accelerating
- Value per new registration +23% Q4 / +19% FY — higher-quality customer acquisition
- Active purchased players +4.4% Q4 / +7% FY — stable and growing retained base
- New registrations -26% Q4 / -21% FY — acquisition mix shift toward quality over volume

Tickets Sold

+143%

Q4 YoY / 6.7M tickets
+137% FY YoY

Active purchased players

93K

Q4 | 206K FY / +4.4% Q4 YoY |
+7% FY YoY

Value per new registration

+23%

Q4 YoY / $31.83 vs $25.97 |
+19% FY YoY

Classics for a Cause: High-Margin Asset Under Portfolio Review

Strong gross margins preserved as the business undergoes strategic rationalization

Classics

Performance Summary

- Revenue $2.1M Q4 / $8.7M FY
- Gross margin 57% Q4 / 65% FY
- Avg first time order value +$32.76 Q4 (+6% YoY) — new customers spending more on entry

Gross margin

57% / Q4 65%

FY / Structurally high — key asset quality indicator

New Users

-29% Q4 YoY

6,491 Q4 | 27,504 FY | -31% FY YoY

Avg first time order value

+6% Q4 YoY

$32.76 vs $30.87 | Flat FY YoY

GMAG: A Growing Provider Network

Platform attracting more content partners

GMAG

Performance Summary

- FY revenue was $14.5 million, up 16.2% from $12.5 million in FY 2024
- Q4 2025 revenue was $3.5 million, down 3% from $3.6 million in Q4 2024
- New games deployed -19% Q4 YoY (1,731 vs 2,126) | -12% FY YoY — volume moderating as platform matures.

New Providers

+75%

FY +43% YoY

Q4 Revenue

$3.5M

FY +16% YoY

New Games Deployed

-19%

FY -12% YoY

Mexplay: Strong User Growth

Included in the GMAG Segment

mexplay CASINO ONLINE

Performance Summary

- Q4 revenue was $614.3K, up 13.9% from $539.1K in Q4 2024, while FY revenue rose 51.9% to $2.27M from $1.49M.
- Q4 registrations reached 71,063, up 255.4% from 19,993 in Q4 2024, while FY registrations increased 84.5% to 161,985 from 87,816.
- Q4 first depositors reached 6,086, up 143.9% from 2,495 in Q4 2024, while FY first depositors increased 74.2% to 15,726 from 9,030.

The Long-Term Thesis

OUR MOAT

Six Brands. Zero Overlap. One Platform.

Built like a portfolio.
Runs like a platform.

- Over 25 regulated markets
- B2B and B2C — sports, casino, raffle, lottery
- Proprietary technology — 25 years of IP
- No brand competes with another
- Every vertical. Every model. One holding.

Full company overview
meridian-holdings.com


meridianbet
Sports Betting & iGaming
B2B+B2C | 18 Markets
R KINGS COMPETITIONS
Prize Competitions
B2C | UK & Ireland
Classics
Raffles & Loyalty
B2C | Australia
meridian HOLDINGS
MERIDIAN HOLDINGS
NASDAQ: MRDN
XPANSE
iGaming Dev
B2B · Global
meplay
Online Casino
B2C | Mexico
GMAG
Casino Platform & Aggregator
B2B | Asia

One Platform. Zero Brand Overlap.

Built like a portfolio. Runs like a platform. Grows like a network.

Expansion
25+ Regulated Markets

Owned Technology
Proven Platform

We Never Compete With Ourselves

- **Meridianbet:** 18 markets, sports & iGaming
- **RKings:** Prize competitions, UK & Ireland
- **GMAG:** B2B aggregator, Asia
- **Expanse:** iGaming content studio, B2B
- **Classics:** Loyalty & raffles, Australia
- **MexPlay:** Online casino, Mexico

Six Category Leaders. One Stock.

We Make Money in Every Scenario

- Regulations tighten — our licensed footprint widens the moat
- Market consolidates — we acquire or partner
- Sports outcomes vary — casino and B2B smooth revenue
- B2C slows — B2B scales independently

Antifragile by Design

The Moat That Compounds

- 25+ years of profitable operations
- Over 25 regulated markets — barriers to entry
- 1,300+ B2B partners on proprietary tech
- Robust cash generation — self-funded growth
- Zero cross-brand overlap or cannibalization

Profitable + Growing + Protected Synergy row

Efficient
Lean Operations

Capital Discipline
Self-Funded Growth

Network Effects + Cross-Selling + Shared Tech + Regulatory Expertise

We Create. We Distribute. We Operate. We Own.

We're Not in the Gaming Business. We ARE the Gaming Business

A Decade of Sustained Growth

From regional operator to global platform — consistent execution across ten fiscal years


$200
$160
$120
$80
$40
$0
$25.98M
$31.47M
$38.81M
$45.18M
$40.68M
$60.37M
$74.93M
$93.00M
$151.1M
$182.9M
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025A

One Platform. Built Over a Decade. Now Meridian Holdings.

A decade of disciplined execution

PLATFORM FOUNDATIONS EVENT	GEOGRAPHIC EXPANSION	PUBLIC MARKETS DEBUT	TRANSFORMATIVE PIVOT	A NEW IDENTITY FOR A NEW ERA
GMG Entry into Gaming Market	GMAG GMAG acquisition (Asia) R KINGS COMPETITIONS RKings acquisition (UK) OTCMarkets OTCQX uplisting	meplay Started in Mexico Nasdaq RKings acquisition (UK) Main market listing	meridianbet Meridianbet Brazil license US launch Classics Classics acquisition	meridian HOLDINGS Corporate rebrand Meridian Holdings Inc. NASDAQ: MRDN
2016	2021	2022	2024-2025	March 2026

A Decade of Execution. One Unified Platform. One Name.

Revenue Diversification: Our Geographic Moat

Geographic Revenue


8%
19%
7%
5%
5%
56%
Europe exc. UK
56%


5%
19%
56%
7%
8%
5%

Revenue Composition by Segment


8%
24%
MeridianBet Group
68% · $124.6M
RKings & CFAC
24% · $43.8M
GMAG
8% · $14.5M
68%

Non-GAAP Financial Measures and Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: interest income and expense; income taxes; and depreciation and amortization. Adjusted EBITDA further excludes: stock-based compensation, severance costs related to the termination of executive officers and directors, impairment losses related to goodwill and other intangible assets, and restructuring costs which include charges or expenses attributable to acquisition related costs.	Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. Used by management to assess performance and effectiveness of our business strategies. Provides a measure, among others, used in the determination of incentive compensation for management.
Organic Revenue	Organic Revenue is defined as revenue generated by MeridianBet Group, GMAG, and RKings for fiscal years 2024 and 2025, and by Classics for a Cause for the periods subsequent to its acquisition in August 2024.	Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. Used by management to assess performance and effectiveness of our business strategies.
Net Debt and Net Debt Leverage Ratio	Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended.	We believe these measures provide investors with additional insight into the Company's leverage and liquidity position, illustrating our ability to service and repay debt using operating performance and available cash resources.

Appendix 1 – Key Financial Metrics (Unaudited)

Amounts in Millions, Except Per Share Data — Q4 2025 vs Q4 2024

	Q4 2025	Q4 2024	Y/Y Change
Revenue	$49.6	$45.9	+$3.7
Gross profit	$28.5	$26.8	+$1.7
Gross Margin	57%	58%	-94 bps
Net Income (loss)	$(88.4)	$(2.1)	$(86.3)
EPS	$(7.09)	$(0.20)	$(6.89)
Adjusted EBITDA	$4.6	$6.5	($1.9)
Adjusted EBITDA Margin	9%	14%	-500 bps

GAAP EPS reflects a $91.8M non-cash goodwill and intangible asset impairment charge. See the non-GAAP reconciliation on Slide 27.

Appendix 2 – Key Financial Metrics (Unaudited)

Amounts in Millions, Except Per Share Data — FY2025 vs FY2024

	FY 2025	FY 2024	Y/Y Change
Revenue	$182.9	$151.1	+$31.8
Gross profit	$103.5	$88.6	+$14.9
Gross Margin	57%	59%	-204 bps
Net Income (loss)	$(92)	$(1.4)	$(90.6)
EPS	$(7.76)	$(0.16)	$(7.60)
Adjusted EBITDA	$19.4	$22.2	$(2.8)
Adjusted EBITDA Margin	11%	15%	-409 bps

Appendix 3 – Reconciliation of GAAP to Organic Revenue (Unaudited)

Amounts in Thousands, Except Per Share Data — Q4 2025 vs Q4 2024

	Q4 2025	Q4 2024	Y/Y Change
GAAP Revenue	$49,579	$45,857	+8.1%
(-) Acquired Entity Revenue	-	-	-
Organic Revenue	$49,579	$45,857	+8.1%

Organic Revenue is defined as revenue generated by MeridianBet Group, GMAG, and RKings for fiscal years 2024 and 2025, and by Classics for a Cause ("CFAC") for the periods of August to December 2024 and August to December 2025.

Appendix 4 - Reconciliation of GAAP to Organic Revenue (Unaudited)

Amounts in Thousands, Except Per Share Data — FY 2025 vs FY 2024

	FY 2025	FY 2024	Y/Y Change
GAAP Revenue	$182,863	$151,116	+21.0%
(-) Acquired Entity Revenue	$(5,049)	-	-
Organic Revenue	$177,814	$151,116	+17.7%

Organic Revenue is defined as revenue generated by MeridianBet Group, GMAG, and RKings for fiscal years 2024 and 2025, and by Classics for a Cause ("CFAC") for the periods of August to December 2024 and August to December 2025.

Appendix 5 - Net Debt Leverage Reconciliation

Reconciliation of Net Debt and Leverage Calculation (Unaudited) — December 31, 2025

Net debt & leverage calculation

Total debt	$34,689,140
Less: cash and cash equivalents	$(18,078,300)
Net debt	$16,610,840
Divided by: Trailing 12 months adjusted EBITDA	$18,456,488
Net debt leverage ratio	**0.86x**

Adjusted EBITDA is a non-GAAP measure — see reconciliation table. Annual Adjusted EBITDA used for leverage calculation reflects trailing twelve months ended December 31, 2025. All figures unaudited.

Net debt leverage
0.86x
Dec 31, 2025

Net debt
$16.6M
Dec 31, 2025

Net debt reduction
-59%
YoY — from $40.9M

Cash position
$18.1M
Dec 31, 2025

- Total debt reduced $36.3M (-51%) YoY — from $71.0M to $34.7M
- Net debt leverage improved from ~2.1x to 0.9x year-over-year
- Company enters 2026 with sub-1x leverage — strongest balance sheet position in recent years

Appendix 6 - Stand-Alone Q4 2025 Income Statement (Unaudited

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited

	Q4 2025	Q4 2024
Revenues	$49,578,644	$45,857,374
Cost of goods sold	$(21,081,327)	$(19,065,888)
Gross Profit	$28,497,317	$26,791,486
Operating expenses, Selling, general and administrative expenses	$121,867,837	$26,890,632
Income (loss) from operations	$(93,370,520)	$(99,146)
Other income (expense):		
Interest expense	$(1,115,179)	$(2,694,240)
Interest earned	$117,867	$55,122
Foreign exchange gain (loss)	$(427,194)	$(157,244)
Other Income	$827,042	$764,219
Total other income (loss)	$(597,464)	$(2,032,143)
Net income (loss) before tax	$(93,967,984)	$(2,131,289)
Provision for income taxes	$(5,562,154)	$(52,421)
Net income (loss)	$(88,405,830)	$(2,078,868)

Appendix 6 - Stand-Alone Q4 2025 Income Statement (Unaudited)

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited

	Q4 2025	Q4 2024
Less: Net income (loss) attributable to noncontrolling interest	$(1,757,919)	$51,476
Net income (loss) attributable to MRDN	$(86,647,911)	$(2,130,344)
Weighted average ordinary shares outstanding:		
Basic	12,219,910	10,685,714
Diluted	12,219,910	10,685,714
Net income (loss) per ordinary share attributable to MRDN:		
Basic	$(7.09)	$(0.20)
Diluted	$(7.09)	$(0.20)
Net income (loss)	$(88,405,830)	$(2,078,868)
Foreign currency translation adjustments	$(565,950)	$(4,494,591)
Comprehensive income (loss)	$(88,971,780)	$(6,573,459)
Less: Net income (loss) attributable to noncontrolling interest	$(1,757,919)	$51,476
Comprehensive income (loss) attributable to MRDN	$(87,213,861)	$(6,624,935)

Appendix 7 - Stand-Alone FY 2025 Income Statement

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss)

	FY 2025	FY 2024
Revenues	$182,863,373	$151,115,532
Cost of goods sold	$(79,406,653)	$(62,543,407)
Gross Profit	$103,456,720	$88,572,125
Operating expenses, Selling, general and administrative expenses	$199,625,728	$85,828,421
Income (loss) from operations	$(96,169,008)	$2,743,704
Other income (expense):		
Interest expense	$(4,578,844)	$(3,521,288)
Interest earned	$240,723	$218,145
Foreign exchange gain (loss)	$760,220	$(494,825)
Other Income	$2,558,579	$2,262,782
Total other income (loss)	$(1,019,322)	$(1,535,186)
Net income (loss) before tax	$(97,188,330)	$1,208,518
Provision for income taxes	$(5,206,194)	$2,618,367
Net income (loss)	$(91,982,136)	$(1,409,849)

Appendix 7 - Stand-Alone FY 2025 Income Statement

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss)

	FY 2025	FY 2024
Less: Net income (loss) attributable to noncontrolling interest	$(2,084,286)	$70,400
Net income (loss) attributable to MRDN	$(89,897,850)	$(1,480,249)
Weighted average ordinary shares outstanding:		
Basic	11,589,076	9,459,308
Diluted	11,589,076	9,459,308
Net income (loss) per ordinary share attributable to MRDN:		
Basic	$(7.76)	$(0.16)
Diluted	$(7.76)	$(0.16)
Net income (loss)	$(91,982,136)	$(1,409,849)
Foreign currency translation adjustments	$4,336,369	$(4,782,276)
Comprehensive income (loss)	$(87,645,767)	$(6,192,125)
Less: Net income (loss) attributable to noncontrolling interest	$(2,084,286)	$70,400
Comprehensive income (loss) attributable to MRDN	$(85,561,481)	$(6,262,525)

Appendix 8 - Reconciliation of EBITDA and Adjusted EBITDA to Net Loss

Three-Month Period Ended December 31, 2025 vs. December 31, 2024 (Unaudited)

	Q4 2025	Q4 2024
Net loss	$(88,405,830)	$(2,078,868)
+ Interest expense	$1,115,179	$2,694,240
− Interest income	$(117,867)	$(55,122)
+ Taxes	$(5,562,154)	$(52,421)
+ Depreciation	$1,790,950	$1,243,022
+ Amortization	$1,971,944	$2,056,173
EBITDA	$(89,207,778)	$3,807,024
+ Stock-based compensation	$1,088,395	$1,454,510
+ Restructuring costs	$(164,635)	$1,278,111
+ Impairment losses on intangible assets	$91,819,422	-
+ Severance costs	$1,058,542	-
Adjusted EBITDA	$4,593,946	$6.539.645

Appendix 9 - Reconciliation of EBITDA and Adjusted EBITDA to Net Loss

Twelve-Month Period Ended December 31, 2025 vs. December 31, 2024 (Unaudited)

	FY 2025	FY 2024
Net loss	$(91,982,136)	$(1,409,849)
+ Interest expense	$4,578,844	$3,521,288
− Interest income	$(240,723)	$(218,145)
+ Taxes	$(5,206,194)	$2,618,367
+ Depreciation	$5,984,384	$4,416,495
+ Amortization	$9,165,798	$6,373,696
EBITDA	$(77,700,027)	$15,301,852
+ Stock-based compensation	$4,091,449	$4,707,313
+ Restructuring costs	$113,455	$2,184,397
+ Impairment losses on intangible assets	$91,819,422	-
+ Severance costs	$1,058,542	-
Adjusted EBITDA	$19,382,841	$22,193,562

meridian HOLDINGS

3651 Lindell Road, Suite D131, Las Vegas, Nevada,
89103, United States

+1 702 318-7548

www.meridian-holdings.com